UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_|   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

                        VAN ECK WORLDWIDE INSURANCE TRUST
                                 99 Park Avenue
                            New York, New York 10016

January __, 2006



Dear Shareholders:

Enclosed you will find several documents being provided to you in connection with a Special Meeting of Shareholders ("Meeting") of each series of Van Eck Worldwide Insurance Trust, to be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York Time. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

The Meeting is being held to obtain a vote: (a) to elect Trustees; and (b) to modernize the investment restrictions of each series of Van Eck Worldwide
Insurance Trust. Shareholders of each series of Van Eck Worldwide Insurance Trust are being asked to vote on the proposals that affect their fund as outlined in the attached Proxy Statement.

THE TRUSTEES BELIEVE THAT THESE CHANGES ARE IN THE BEST INTERESTS OF EACH SERIES OF VAN ECK WORLDWIDE INSURANCE TRUST AND THEIR SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL THAT APPLIES TO YOUR FUND.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for your fund are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your shares may be voted in accordance with your instructions.

WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                Sincerely yours,

                                /s/ Keith J. Carlson
                                Keith J. Carlson
                                Chief Executive Officer and President
                                Van Eck Worldwide Insurance Trust

                        VAN ECK WORLDWIDE INSURANCE TRUST

                         Worldwide Absolute Return Fund
                               Worldwide Bond Fund
                         Worldwide Emerging Markets Fund
                           Worldwide Hard Assets Fund
                           Worldwide Real Estate Fund

                     99 Park Avenue New York, New York 10016

                           212-687-5200 1-800-826-2333
                       -----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                January __, 2006

                       -----------------------------------


To the Shareholders:

         A Special Meeting of Shareholders ("Meeting") of Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund"), each a series of Van Eck Worldwide Insurance Trust, will be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York Time. The Meeting is being held for the following purposes:

     (1)  To elect Trustees;

     (2) To consider a series of proposals to modernize the investment restrictions of the Funds; and

     (3) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

         The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on January 5, 2006. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

     (1) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

     (2) TELEPHONE: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the 14-digit control number on the proxy card. (A confirmation of your telephone vote will be mailed to you.); or

     (3) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your 14-digit control number from your proxy card. Follow the simple instructions found on the website.


                              By order of the Board of Trustees,

                              /s/ Joseph J. McBrien
                              Joseph J. McBrien
                              Senior Vice President and Secretary
                              Van Eck Worldwide Insurance Trust

Dated:  January __, 2006
New York, New York

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                        VAN ECK WORLDWIDE INSURANCE TRUST

                         Worldwide Absolute Return Fund
                               Worldwide Bond Fund
                         Worldwide Emerging Markets Fund
                           Worldwide Hard Assets Fund
                           Worldwide Real Estate Fund


                     99 Park Avenue New York, New York 10016

                           212-687-5200 1-800-826-2333
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------


                         Special Meeting of Shareholders
                                  March 6, 2006


                                  INTRODUCTION


         This Proxy Statement is being furnished to the shareholders of Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund"), each a series of Van Eck Worldwide Insurance Trust, a Massachusetts business trust, by the Board of Trustees ("Board") of Van Eck Worldwide Insurance Trust in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on March 6, 2006 at 10:00 a.m. New York Time at 99 Park Avenue, 8th Floor, New York, New York. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about January __, 2006.

         As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

     (1)  To elect Trustees;

     (2) To consider a series of proposals to modernize the investment restrictions of the Funds; and

     (3) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

         Summarized below are the Proposals that shareholders of each Fund are being asked to consider:

------------------------------------------------------- --------------------------------------------------------------
FUND                                                    PROPOSAL
------------------------------------------------------- --------------------------------------------------------------
ALL FUNDS                                               1       To elect Trustees;
                                                        --------------------------------------------------------------
                                                        2-H     To modify the fundamental investment restriction on
                                                                commodities.
                                                        --------------------------------------------------------------
                                                        2-I     To modify the fundamental investment restriction on
                                                                concentration.
------------------------------------------------------- --------------------------------------------------------------
WORLDWIDE BOND FUND                                     2-A     To modify the fundamental investment restriction on
WORLDWIDE EMERGING MARKETS FUND                                 borrowing.
WORLDWIDE HARD ASSETS FUND
WORLDWIDE REAL ESTATE FUND
                                                        --------------------------------------------------------------
                                                        2-B     To modify the fundamental investment restriction on
                                                                underwriting.
                                                        --------------------------------------------------------------
                                                        2-C     To modify the fundamental investment restriction on
                                                                lending.
                                                        --------------------------------------------------------------
                                                        2-D     To modify the fundamental investment restriction on
                                                                senior securities.
                                                        --------------------------------------------------------------
                                                        2-E     To  modify the fundamental investment restriction on
                                                                real estate.
                                                        --------------------------------------------------------------
                                                        2-F     To eliminate the fundamental investment restriction on
                                                                real estate partnerships, oil, gas, and other mineral
                                                                leases.
                                                        --------------------------------------------------------------
                                                        2-G     To eliminate the fundamental investment restriction on
                                                                investing for the purpose of exercising control.
------------------------------------------------------- --------------------------------------------------------------
WORLDWIDE  EMERGING  MARKETS FUND                       2-J     To eliminate the existing fundamental investment
WORLDWIDE  HARD  ASSETS  FUND                                   restriction on diversification.
------------------------------------------------------- --------------------------------------------------------------


         If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by Van Eck Worldwide Insurance Trust, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) and (2) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

         The close of business on January 5, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

         Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:

--------------------------------------------------------------------- ------------------------------------------------
         FUND                                                                  NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------- ------------------------------------------------
     Worldwide Absolute Return Fund
--------------------------------------------------------------------- ------------------------------------------------
         Initial Class
--------------------------------------------------------------------- ------------------------------------------------
     Worldwide Bond Fund
--------------------------------------------------------------------- ------------------------------------------------
         Initial Class
--------------------------------------------------------------------- ------------------------------------------------
         Class R1
--------------------------------------------------------------------- ------------------------------------------------
     Worldwide Emerging Markets Fund
--------------------------------------------------------------------- ------------------------------------------------
         Initial Class
--------------------------------------------------------------------- ------------------------------------------------
         Class R1
--------------------------------------------------------------------- ------------------------------------------------
     Worldwide Hard Assets Fund
--------------------------------------------------------------------- ------------------------------------------------
         Initial Class
--------------------------------------------------------------------- ------------------------------------------------
         Class R1
--------------------------------------------------------------------- ------------------------------------------------
     Worldwide Real Estate Fund
--------------------------------------------------------------------- ------------------------------------------------
         Initial Class
--------------------------------------------------------------------- ------------------------------------------------
         Class R1
--------------------------------------------------------------------- ------------------------------------------------


     The following shareholders are shown on Van Eck Worldwide Insurance Trust's records as owning more than 5% of the outstanding shares of any class of a Fund:

------------------------------- -------------------------------------- -------------------------- --------------------
                                                                                                     PERCENTAGE OF
                                         NAME AND ADDRESS OF                   NUMBER OF               CLASS OF
        FUND AND CLASS                    BENEFICIAL OWNER                   SHARES OWNED             FUND OWNED
------------------------------- -------------------------------------- -------------------------- --------------------
------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------

------------------------------- -------------------------------------- -------------------------- --------------------


         To  the  best  knowledge  of  Van  Eck  Worldwide   Insurance   Trust's
management, as of the Record Date, the Trustees and officers of Van Eck Worldwide Insurance Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of each class of each Fund.

         REQUIRED VOTE: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of each Fund's outstanding shares is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The affirmative vote of a plurality of the votes cast at the Meeting on the election of Trustee is required to elect a Trustee. Each item of proposal 2 requires approval by the lesser of (a) the vote of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding shares (referred to herein as a "1940 Act Majority Vote"). Shareholders of each applicable Fund will vote separately on each item of Proposal 2. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment because the required vote is a percentage of the shares present at the Meeting. Abstentions and broker non-votes will also effectively count as votes against the Proposals, with the exception of the Proposal to elect Trustees where the required vote is a plurality of the votes cast at the Meeting.

COPIES OF VAN ECK WORLDWIDE INSURANCE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A FREE COPY OF VAN ECK WORLDWIDE INSURANCE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING
AUDITED FINANCIAL STATEMENTS, AND/OR VAN ECK WORLDWIDE INSURANCE TRUST'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2005, BY CALLING TOLL-FREE AT 1-800-544-4653 OR BY MAILING A WRITTEN REQUEST TO VAN ECK WORLDWIDE INSURANCE TRUST, 99 PARK AVENUE, NEW YORK, NEW YORK 10016.


PROPOSAL 1: TO ELECT TRUSTEES.

         FUNDS TO WHICH THIS PROPOSAL APPLIES:  ALL FUNDS

         Proposal No. 1 relates to the election of Trustees to the Board of the Trust at the Meeting. The Board is asking shareholders of the Trust to elect the following nominees as Trustees: Richard C. Cowell, Jon Lukomnik, David J.
Olderman, Ralph F. Peters, Wayne H. Shaner, R. Alastair Short, and Richard D. Stamberger. All of the nominees are not "interested persons" of the Trust, as defined in the 1940 Act, and will qualify as Independent Trustees of the Trust ("Independent Trustees").

         Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each nominee will serve as an Independent Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Board has adopted a mandatory retirement policy for Independent Trustees. Under the mandatory retirement policy, an Independent Trustee shall resign from the Board by December 31 of the year by which he or she attains the age of 75, or when a successor is duly appointed and assumes office, whichever occurs later. With respect to Messrs. Cowell, Olderman, Peters and Stamberger, each of whom was an Independent Trustee at the time this policy was adopted, it was decided that these Independent Trustees shall be required to retire at the latter of age 75 or December 31, 2007.

         Messrs. Cowell, Olderman, Peters, Short and Stamberger currently serve as Independent Trustees of the Trust. Messrs. Cowell, Olderman, Peters and Stamberger have been previously elected by shareholders of the Trust. Mr. Short has not previously been elected by the shareholders of the Trust. Messrs. Lukomnik and Shaner (the "New Nominees") are not currently Trustees of the Trust. Pursuant to the mandatory retirement policy of the Board, Messrs. Cowell and Peters will be required to retire no later than December 31, 2007. In addition, Mr. Olderman has indicated to the Board that he expects to retire from the Board prior to attaining the mandatory retirement age. Mr. Jan F. van Eck, who has been a Trustee since 1998 and currently serves as the only "interested" Trustee of the Trust, has indicated to the Board his intention not to remain on the Board as a Trustee and not to stand for election as a Trustee pursuant to this Proxy Statement.

         With respect to the New Nominees, the Trust's Governance Committee, which consists of all the Independent Trustees, and consists solely of the Independent Trustees, and which, among other things, considers recommendations on nomination for Trustees, reviewed the qualifications, experience and background of the New Nominees, each of whom is not an "interested person" of the Trust. Based upon this review, the Governance Committee recommended the New Nominees to the current Independent Trustees as candidates for nominations as Independent Trustees. At a meeting on December 8, 2005, the current Independent Trustees received the recommendation of the Governance Committee. After discussion and consideration of, among other things, their respective backgrounds, the current Independent Trustees voted to nominate the New Nominees for election by shareholders.

         The Board has considered the various aspects affecting the desirable composition of the Board and the appropriate timing of submitting the New Nominees to shareholder vote. These include the anticipated retirements of Messrs. Cowell, Olderman and Peters prior to December 31, 2007; regulatory requirements applicable to the election of mutual fund trustees; and the ongoing regulatory inquiries involving the Adviser, as more fully described in this Proxy Statement. The Board has determined that it would be in the best interest of the Trust and its shareholders to continue with all the Independent Trustees currently serving. In addition, the Board has determined that it would be in the best interest of the Trust and its shareholders to elect additional Independent Trustees at this time, so as to allow the new Independent Trustees time to serve on the Board alongside the current Independent Trustees prior to the expected retirement of Messrs. Cowell, Olderman and Peters, and facilitate an orderly succession of Independent Trustee duties and responsibilities. The Board also deems it advantageous at this time to enhance the Board's independence by having a Board that is composed in its entirety of Independent Trustees.

         The election of the Independent Trustees will become effective as of March 7, 2006, the date of the next regularly scheduled meeting of the Board. As of such date, the Board will be composed of 7 members, all of whom are Independent Trustees. The 1940 Act requires that a majority of the Trustees be elected by the shareholders of the Trust. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. Therefore, the New Nominees cannot become Independent Trustees without an election by shareholders.

         The persons named as proxies on the enclosed proxy card will vote FOR the election of each of the Trustee Nominees unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee. Each Trustee Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Trustee Nominee will be unavailable for election. However, if any of the Trustee Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

                  The following tables set forth certain information regarding each of the Trustee Nominees and the officers of the Trust. Unless otherwise noted, each of the Trustee Nominees and officers have engaged in the principal occupation listed in the following table for five years or more.

         INFORMATION REGARDING TRUSTEE NOMINEES FOR ELECTION AT MEETING
----------------------------- --------------- --------------------------------- ------------- ------------------------
      NAME, ADDRESS(1)         POSITION(S),              PRINCIPAL               NUMBER OF             OTHER
          AND AGE                TERM OF               OCCUPATION(S)             PORTFOLIOS        DIRECTORSHIPS
                              OFFICE(2) AND             DURING PAST                  IN            HELD OUTSIDE
                              LENGTH OF TIME             FIVE YEARS                 FUND           FUND COMPLEX
                                 WITH THE                                        COMPLEX(3)
                                  TRUST                                           OVERSEEN
----------------------------- --------------- --------------------------------- ------------- ------------------------
INDEPENDENT TRUSTEES:
----------------------------- --------------- --------------------------------- ------------- ------------------------
Richard C. Cowell             Trustee         Private investor                       9        Director, West Indies
78(paragraph) ++              since 1985                                                      & Caribbean
                                                                                              Development Ltd.;
                                                                                              Director/Trustee of
                                                                                              two other investment
                                                                                              companies advised by
                                                                                              the Adviser.
----------------------------- --------------- --------------------------------- ------------- ------------------------
Jon Lukomnik                  N/A             Managing Partner, Sinclair            N/A       None
50                                            Capital LLC; Consultant to
                                              various asset management
                                              companies.
----------------------------- --------------- --------------------------------- ------------- ------------------------
David J. Olderman             Trustee         Private investor                       9        Director, Greif, Inc.,
70(paragraph) ++              since 1994                                                      Ladig, Inc.; Minnesota
                                                                                              Public Radio; Director/
                                                                                              Trustee of two other
                                                                                              investment companies
                                                                                              advised by the Adviser.
----------------------------- --------------- --------------------------------- ------------- ------------------------
Ralph F. Peters               Trustee         Private investor                       9        Director/Trustee of
76(paragraph) ++              since 1987                                                      two other investment
                                                                                              companies advised by
                                                                                              the Adviser.
----------------------------- --------------- --------------------------------- ------------- ------------------------


----------------------------- --------------- --------------------------------- ------------- ------------------------
      NAME, ADDRESS(1)         POSITION(S),              PRINCIPAL               NUMBER OF             OTHER
          AND AGE                TERM OF               OCCUPATION(S)             PORTFOLIOS        DIRECTORSHIPS
                              OFFICE(2) AND             DURING PAST                  IN            HELD OUTSIDE
                              LENGTH OF TIME             FIVE YEARS                 FUND           FUND COMPLEX
                                 WITH THE                                        COMPLEX(3)
                                  TRUST                                           OVERSEEN
----------------------------- --------------- --------------------------------- ------------- ------------------------
Wayne H. Shaner               N/A             Public Member Investment              N/A       Director and Chairman
58                                            Committee, Maryland State                       of the Board, The
                                              Retirement System since 1991;                   Torray Funds, since
                                              Managing Partner, Rockledge                     1993.
                                              Partners LLC, since September
                                              2003; Vice President,
                                              Investments, Lockheed Martin
                                              Corporation (formerly Martin
                                              Marietta Corporation),
                                              1976-September 2003.
----------------------------- --------------- --------------------------------- ------------- ------------------------
R. Alastair  Short            Vice Chairman   Managing  Director,  The               N/A      Director/Trustee of
52                            Trustee since   GlenRockGroup, LLC (private                     two other investment
                              June 2004       equity investment firm), May1,                  companies advised by
                                              2004 to present; President,                     the Adviser.
                                              Apex Capital Corporation
                                              (personal invesment vehicle),
                                              Jan. 1999 - May 1, 2004;
                                              President, Matrix Global
                                              Investments (investment
                                              company), July 1997 - Jan. 1999
----------------------------- --------------- --------------------------------- ------------- ------------------------
Richard D. Stamberger         Chairman        President and CEO, SmartBrief.         9        Director/Trustee of
46(paragraph) ++              Trustee since   Com;  Partner and Co-founder,                   two other investment
                              1994            Quest Partners, LLC;  Executive                 companies advised by
                                              Vice President and Chief                        the Adviser.
                                              Operating Officer, NuCable
                                              Resources Corporation
----------------------------- --------------- --------------------------------- ------------- ------------------------


----------------------------- --------------- --------------------------------- ------------- ------------------------
      NAME, ADDRESS(1)         POSITION(S),              PRINCIPAL               NUMBER OF             OTHER
          AND AGE                TERM OF               OCCUPATION(S)             PORTFOLIOS        DIRECTORSHIPS
                              OFFICE(2) AND             DURING PAST                  IN            HELD OUTSIDE
                              LENGTH OF TIME             FIVE YEARS                 FUND           FUND COMPLEX
                                 WITH THE                                        COMPLEX(3)
                                  TRUST                                           OVERSEEN
----------------------------- --------------- --------------------------------- ------------- ------------------------



----------------------------- --------------- --------------------------------- ------------- ------------------------



----------------------------- --------------- --------------------------------- ------------- ------------------------



(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy requires retirement at the latter of age 75 or after December 31, 2007. Officers are elected yearly by the Trustees.

(3)            The Fund Complex consists of Van Eck Funds,  Van Eck Funds,  Inc.
               and Van Eck Worldwide Insurance Trust.

++             Member of the Governance Committee.

(paragraph)    Member of the Audit Committee.

         The Van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.


                     INFORMATION ABOUT THE TRUST'S OFFICERS

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until the qualification of his or her successor. The names, birthdates and principal occupations during the past five years of the Trust's current executive officers are set forth in the table below.

OFFICERS:
----------------------------- ---------------------------- -----------------------------------------------------------
 OFFICER'S NAMES,                   POSITION(S),                           PRINCIPAL OCCUPATIONS
 ADDRESS(1) AND                 TERM OF OFFICE(2) AND                      DURING PAST FIVEYEARS
       AGE                         LENGTH OF TIME
                                   WITH THE TRUST
----------------------------- ---------------------------- -----------------------------------------------------------
Heidi L. Cain                 Assistant Secretary and      Staff Attorney, Van Eck Associates Corporation since
27                            Assistant Vice President     January 2005; Student, New York University School of Law,
                              since December 2005          August 2003 - May 2004; Student, Golden Gate University
                                                           School of Law, August 2000 - August 2003; Legal
                                                           Investigator, Northern California Innocence Project,
                                                           January 2003 - July 2003; Legal Extern, Hon. Phyllis J.
                                                           Hamilton, Federal District Court Judge for the Northern
                                                           District of California, September 2002 - December 2002;
                                                           Law Clerk, Law Offices of Jeffrey Schwartz, September
                                                           2001 - January 2003; Legal Assistant, Buchman & O'Brien,
                                                           September 2000 - August 2001.
----------------------------- ---------------------------- -----------------------------------------------------------
Charles T. Cameron            Vice President since 1996    President, Worldwide Bond Fund; Director of Trading, Van
43                                                         Eck Associates Corporation; Co-Portfolio Manager,
                                                           Worldwide Bond Fund Series; Officer of another investment
                                                           company advised by the Adviser
----------------------------- ---------------------------- -----------------------------------------------------------
Keith J. Carlson              Chief Executive Officer      Managing Director, Van Eck Securities Corporation since
49                            and President since 2004     February 2004; Private Investor, June 2003-January 2004;
                                                           Independent Consultant, Waddell & Reed, Inc., April 2002-
                                                           May 2003; Senior Vice President, Waddell & Reed, Inc., December
                                                           2002-March 2003; President/Chief Executive Officer/Directors,
                                                           Ivy Mackenzie Distributors, Inc., June 1993-December 2002;
                                                           Chairman/Director/President, Ivy Mackenzie Services
                                                           Corporation, June 1993-December 2002; Chairman/Director/Senior
                                                           Vice President, Ivy Management Inc., January 1992-December
                                                           2002; President/Chief Executive Officer/Director/Executive Vice
                                                           President/Senior Vice President, April 1985-December 2002.
----------------------------- ---------------------------- -----------------------------------------------------------
Susan C. Lashley              Vice President since 1988    Vice President, Van Eck Associates Corporation; Vice
50                                                         President, Mutual Fund Operations, Van Eck Securities
                                                           Corporation; Officer of two other investment companies
                                                           advised by the Adviser
----------------------------- ---------------------------- -----------------------------------------------------------
Thaddeus Leszczynski          Chief Compliance Officer     Chief Compliance Officer, Van Eck Absolute Return
59                            since September 2005         Advisers Corporation and Van Eck Associates Corporation
                                                           since September 2005; Founder and Vice President, EARN
                                                           Corporation, July 2004 to present; Private Practice Lawyer,
                                                           January 2002 to present; Executive Vice President, Asin
                                                           Financial Network Ltd., September 2000 - January 2001; Vice
                                                           President, Prudential Insurance Company, March 1998 - August
                                                           2000.
----------------------------- ---------------------------- -----------------------------------------------------------

----------------------------- ---------------------------- -----------------------------------------------------------
 OFFICER'S NAMES,                   POSITION(S),                            PRINCIPAL OCCUPATIONS
 ADDRESS(1) AND                 TERM OF OFFICE(2) AND                       DURING PAST FIVEYEARS
       AGE                         LENGTH OF TIME
                                   WITH THE TRUST
----------------------------- ---------------------------- -----------------------------------------------------------
Thomas K. Lynch               Vice President and           Vice President, Treasurer and Controller, Van Eck
49                            Treasurer since 2005         Associates Corporation, since April 2005; Second Vice
                                                           President, Investment Reporting, Teachers Personal Investors
                                                           Services, Inc., September 1996 to April 2005; Director,
                                                           TIAA-CREF  Individual & Institutional Services, Inc.,
                                                           January 1996 to April 2005; Senior Manager, Audits, Grant
                                                           Thornton,    December 1993 to January 1996; Senior Manager,
                                                           Audits,  McGladrey  & Pullen, December 1986 to December 1993.
----------------------------- ---------------------------- -----------------------------------------------------------
Joseph J. McBrien             Senior Vice President  and   Senior Vice President and General Counsel, Van Eck Associates
57                            Secretary since December     Corporation since November 2005; Managing Director,
                              2005                         Chatsworth Securities LLC, March 2001-November 2005; Private
                                                           Investor/Consultant, September 2000- February 2001;
                                                           Executive Vice President and General Counsel, Mainstory
                                                           Management LLC, September 1999- August 2000.
----------------------------- ---------------------------- -----------------------------------------------------------
Bruce J. Smith                Vice President and           Controller, Van Eck Funds; Senior Vice President and
50                            Treasurer since 1985         Chief Financial Officer, Van Eck Associates Corporation,
                                                           Van  Eck   Securities Corporation and other
                                                           affiliated companies; Officer  of two other
                                                           investment companies advised by the Adviser
----------------------------- ---------------------------- -----------------------------------------------------------
Jan F. van Eck                Executive Vice President     Director, Van Eck Associates Corporation; President and
42+                           since 2005                   Director, Van Eck Securities Corporation and other
                                                           affiliated companies; President and Director, Van Eck
                                                           Capital, Inc.; President and Director, Van Eck Absolute
                                                           Return Advisers Corporation; Director, Greylock Capital
                                                           Associates LLC.
----------------------------- ---------------------------- -----------------------------------------------------------
Derek S. van Eck              Executive Vice President     President of Worldwide Hard Assets Fund series and the
41+                           Since 2004                   Worldwide Real Estate Fund series of Van Eck Worldwide
                                                           Insurance Trust and the Global Hard Assets Fund series of
                                                           Van Eck Funds; Executive Vice President and Director,
                                                           Global Investments; President and Director of Van Eck
                                                           Associates Corporation; Executive Vice President and
                                                           Director, Van Eck Securities Corporation and other
                                                           affiliated companies; Director, Greylock Capital
                                                           Associates LLC.
----------------------------- ---------------------------- -----------------------------------------------------------


---------------------
(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy requires retirement at the latter of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

+ An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek S. van Eck are interested persons by virtue of their ownership of shares of and position on the Board of Directors of the investment adviser.

++             Member of the Governance Committee.

(paragraph)    Member of the Audit Committee.

                              TRUSTEE COMPENSATION

         A compensation schedule for the independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex:
i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman, and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2005. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                               COMPENSATION TABLE

                                                                                                        Total
                                                                  Pension or         Estimated       Compensation
                                                                  Retirement          Annual       From the Trust
                            Aggregate         Deferred         Benefits Accrued      Benefits       and the Fund
                           Compensation      Compensation      as Part of the          Upon        Complex Paid to
Name of Director          From the Trust    From the Trust     Trust's Expenses     Retirement          Trustee
----------------          --------------    --------------     ----------------     ----------     ---------------
Richard C. Cowell                $                $                  N/A                N/A                $
David J. Olderman                $                $                  N/A                N/A                $
Ralph F. Peters                  $                $                  N/A                N/A                $
R. Alastair Short*               $                $                  N/A                N/A                $
Richard D. Stamberger*           $                $                  N/A                N/A                $

   * Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.


                         TRUSTEE NOMINEE SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in the Trust and in all registered investment companies in the Fund Complex as of December 31, 2005.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                      DOLLAR RANGE OF                         REGISTERED INVESTMENT
TRUSTEE NOMINEE                      EQUITY SECURITIES                        COMPANIES OVERSEEN BY
NAME OF TRUSTEE OR                      IN THE TRUST                         TRUSTEE IN FUND COMPLEX
------------------                  --------------------                    ---------------------------
Richard C. Cowell                          [None]                                     [None]
David J. Olderman                          [None]                                     [None]

Ralph F. Peters                       [$10,001-$50,000]                         [$10,001-$50,000]
R. Alastair Short                           [None]                                    [None]

Richard D. Stamberger                       [None]                                    [None]

TRUSTEE NOMINEES
 Jon Lukomnik                               [None]                                    [None]
 Wayne H. Shaner                            [None]                                    [None]


                    BOARD OF TRUSTEES AND COMMITTEE MEETINGS

            The Board of Trustees is responsible for supervising the operation of the Trust. It establishes the major policies, and provides guidelines to the Advisor and others who provide services to the Trust. The Board of Trustees met 5 times during the Trust's fiscal year ended December 31, 2005. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Richard D. Stamberger has served as the Chairman of the Board, and R. Alastair Short as Vice Chairman. The Board of Trustees has an Audit Committee and a Corporate Governance Committee.

AUDIT COMMITTEE

         During the 2004 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of which are Independent Trustees. This Committee met twice during 2005. Each committee member attended at least 75% of the total number of meetings of the Audit Committee. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. The Audit Committee Charter, specifically describing the duties of this committee, is attached as Exhibit B. Currently, the Audit Committee's financial experts are David J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

         During the 2004 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of which are Independent Trustees. This Committee met [XXXX] during 2004. Each Committee member attended at least 75% of the total number of meetings of the Governance Committee. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters. The Charter, which includes the policies, procedures and responsibilities of the Governance Committee, is attached as Exhibit C. Mr. Peters has served as the Chairman of the Governance Committee since January 1, 2006.

         The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any of their affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

         The Independent  Trustees shall,  when  identifying  candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

         The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

COMMUNICATION WITH TRUSTEES

         Correspondence intended for an individual Trustee or for the Board may be sent to the attention of the individual Trustee or to the Board, in the care of the Secretary of the Trust, at 99 Park Avenue, 8th Floor, New York, New York 10016. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

            REQUIRED VOTE: Election of each nominee as a Trustee of the Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. All shares of all Funds will vote as a single class for Proposal 1. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                             -----------------------
               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1
                             ----------------------

PROPOSAL 2 - TO MODERNIZE THE FUNDS' INVESTMENT RESTRICTIONS

ABOUT THE FUNDS' INVESTMENT POLICIES

         The Funds have adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

MODERNIZING THE FUNDS' INVESTMENT POLICIES

         The Board of Trustees, together with the Funds' Adviser, has reviewed the Funds' current fundamental restrictions and has concluded that certain restrictions should be modified or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Funds. Over time, the Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these restrictions. Some of the Funds' current restrictions may also limit a Fund from investing in a security that is both consistent with its investment objective and considered by the portfolio manager to be a good investment for such Fund.

         The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made to simplify the language of the restriction or standardize the language among the funds in the Van Eck fund complex. The proposed modifications are expected to facilitate the management of the Funds' assets and simplify the process of monitoring compliance with investment restrictions.

         The current investment restrictions are listed in the "Investment Restrictions" section of the Funds' statement of additional information. Both the Funds' current investment restrictions and the proposed investment restrictions are additionally listed in Exhibit A, attached hereto. The Funds' registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the changes to the restrictions, as part of its annual update.

CONFORMING THE FUNDS' INVESTMENT POLICIES

         The Boards of Directors/Trustees of four other funds in the Van Eck fund complex: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (each a series of Van Eck Funds) and Mid-Cap Value Fund (the sole series of Van Eck Funds, Inc.) are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the Funds in the Van Eck fund complex. The Board of Trustees believes that these changes will promote administrative convenience and provide the Funds with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Van Eck fund complex. The revised restrictions (with variations required by the specific investment focus of each fund) will be the standard form for funds in the Van Eck fund complex.

NO CHANGE TO YOUR FUNDS' INVESTMENT OBJECTIVES

         [The Board of Trustees does not believe that any of these changes will materially impact the way the Funds are managed in the immediate future.] The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to significantly affect the manner in which the Funds are managed, the investment program of the Funds or the investment performance of the Funds. The Adviser represented to the Board of Trustees that it will not exercise any of the expanded authority permitted under the revised restrictions without seeking specific Board approval, and, in the case of any material change, giving shareholders sixty days' advance notice.

WHAT YOU SHOULD CONSIDER

         You are being asked to vote on the changes recommended by the Board of Trustees because the restrictions are fundamental and may be changed only with shareholder approval, as required by the 1940 Act. The Board of Trustees expects that you will benefit from the proposed changes to your Fund's fundamental investment restrictions in several ways, including:

         o        The   proposed   changes   expand  the  range  of   investment
                  opportunities and techniques available to manage each Fund's portfolio.

         o The Board of Trustees will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent.

         o By minimizing the number of policies that can be changed only by shareholder vote, the Board of Trustees will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board of Trustees consider to be in the best interests of the Fund.

         o The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

         o The Boards of Directors/Trustees of the following funds in the Van Eck fund complex are making similar proposals to their shareholders: Van Eck Funds and Van Eck Funds, Inc.

         In order to fully benefit from the proposed changes, the Board of Trustees may change some of the non-fundamental policies of the Funds.

         To the extent multiple proposals apply to the Funds, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

PROPOSAL 2-A: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders of a Fund approve Proposal 2-A, the Fund's current fundamental investment restriction on borrowing, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

                  DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow from banks, provided that the net assets of the fund plus the amount of the borrowing is no less than 300% of the amount of borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300%. In addition, the 1940 Act permits funds to borrow, on a temporary basis, up to 5% of its assets from non-banks.

         Currently, each Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. These restrictions are more limited than the 1940 Act permits. If approved, each Fund will be permitted to borrow to the maximum extent allowed under the 1940 Act. The risks associated with borrowing are set forth in the Funds' current prospectus.

         REQUIRED VOTE. Approval of Proposal 2-A with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-A.
                          ----------------------------

PROPOSAL NO. 2-B: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                  UNDERWRITING.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders of each Fund approve Proposal 2-B, the Fund's current fundamental investment restriction on underwriting securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies."

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by other persons. This requirement of the 1940 Act is in recognition of the fact that the business of purchasing securities for the purpose of engaging in a distribution of the securities to the public (i.e., the business of underwriting securities) involves significantly different risks than the business of purchasing and subsequently selling securities as part of the business of investing in securities. Under the Federal securities laws, the term "underwriting" is construed broadly and could include the purchase and resale of securities by a fund in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund. Similarly, in circumstances in which a fund invests a substantial portion of its assets in the securities of one or more other investment companies, the fund might be deemed to be an underwriter of the securities of the other investment companies. Although none of the Funds purchases securities with a view towards distribution of such securities, each Fund may from time to time purchase and resell "restricted" securities or invest in shares of other investment companies. The proposed changes to each Fund's investment restriction on underwriting securities of others, as set forth in Exhibit A, is intended to clarify that such activities will not violate the Fund's fundamental restriction prohibiting the Fund from engaging in the business of underwriting the securities issued by other person.

         The Funds' current restrictions generally state that the Funds may not underwrite any issue of securities. The restriction excludes the sale of restricted securities from this prohibition. The proposed modification would make this restriction uniform among the funds in the Van Eck complex. It would also preserve the exception for the disposition of restricted securities and add and exception for shares of other investment companies from the broad prohibition.

         REQUIRED VOTE. Approval of Proposal 2-B with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-B.
                          ----------------------------

PROPOSAL NO. 2-C: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders of each Fund approve Proposal 2-C, the Funds' current fundamental investment restriction on lending, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds' current restriction is substantially similar to what is proposed in that it generally prohibits the making of loans and specifies that an investment in debt instruments does not constitute the making of a loan. The lending restrictions also specifically exclude repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.) The Funds currently permit the lending of securities with an aggregate market value of one-third of their respective total assets.

         The proposed modifications would: (1) allow a Fund to lend securities to the full extent permitted under the 1940 Act. (SEC staff interpretations of the 1940 Act generally allow a fund to lend securities with an aggregate market value of up to 50% of their total assets; ; (2) expressly permit the use of repurchase agreements by a Fund; (3) clarify that a Fund may make investments in debt obligations in pursuit of its investment program and (4) participate in an interfund lending program with other registered investment companies. The Funds would only participate in such an interfund lending program if they received appropriate exemptive relief from the SEC.

         REQUIRED VOTE. Approval of Proposal 2-C with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-C.
                          ----------------------------

PROPOSAL NO. 2-D: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON SENIOR
                  SECURITIES.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders of each Fund approve Proposal 2-D, the Fund's current fundamental investment restriction on issuing senior securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue "senior securities." The term "senior securities" generally refers to evidence of indebtedness of fund obligations that have a priority over a fund's common stock with respect to the distribution of fund assets or the payment of dividends. Section 18 (f) (1) of the 1940 Act prohibits every mutual fund from issuing any senior securities except for bank borrowings (which meet the 300% coverage test discussed above in Proposal 2-A). The SEC also permits funds to issue multiple classes of shares to be used in different distribution channels.

         The SEC staff has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing "when issued" securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is "covered" to limit the potential for leveraged losses. A fund generally can cover its risk either by being "long" with respect to the instrument underlying the transaction or by segregating or earmarking on its custodian's books liquid securities equal in value to the fund's potential exposure.

         The Funds' current restrictions prohibit the issuance of senior securities, except to the extent that permissible borrowings may be construed as an issuance of senior securities. The restrictions then carve out various (but not all) of the leveraged transactions that the SEC staff has focused on over the years. The listing in the current restrictions varies for each Fund.

         The proposed modifications would make this restriction uniform for all the Funds in the Van Eck complex and would permit the Funds to issue senior securities to the extent permitted by the 1940 Act. Together with the revised restriction on borrowing, the restriction proposed here would make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area.

         REQUIRED VOTE. Approval of Proposal 2-D with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-D.
                          ----------------------------

PROPOSAL NO. 2-E: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                  REAL ESTATE.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders of each Fund approve Proposal 2-E, the Fund's current fundamental investment restriction on real estate investments, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and
         (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities."


         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. Each Fund's current restriction generally prohibits the purchase or holding of real estate. It also provides an exception for the purchase or holding of securities of companies that deal in real estate, including real estate investment trusts, and securities which are collateralized by real estate or interests therein. The proposed modifications would make this restriction uniform for all of the funds in the Van Eck complex and preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate, including real estate investment trusts. It would also clarify that each Fund could hold and sell real estate acquired as a result of the ownership of securities (for example, if there was a default on a mortgage security owned by a Fund).

         REQUIRED VOTE. Approval of Proposal 2-E with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-E.
                          ----------------------------

                               PROPOSALS 2-F & 2-G

         PROPOSALS 2-F AND 2-G, DISCUSSED BELOW, PROPOSE ELIMINATING EXISTING INVESTMENT RESTICTIONS. NONE OF THESE RESTRICTIONS ARE REQUIRED UNDER APPLICABLE LAW. AS NOTED IN THE INTRODUCTION TO PROPOSAL 2 IN THIS PROXY STATEMENT, THE ADVISER HAS AGREED THAT IT WILL NOT EXERCISE ANY EXPANDED AUTHORITY PERMITTED AS A RESULT OF THE CHANGES CONTEMPLATED IN THIS PROXY STATEMENT WITHOUT SEEKING BOARD APPROVAL, AND, IN THE CASE OF ANY MATERIAL CHANGE, GIVING SHAREHOLDERS SIXTY DAYS ADVANCED NOTICE.

PROPOSAL NO. 2-F: TO ELIMINATE THE  FUNDAMENTAL  INVESTMENT  RESTRICTION  ON
                  REAL ESTATE LIMITED PARTNERSHIPS, AND OIL, GAS AND MINERALS LEASES.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND.

         If shareholders approve Proposal 2-F, each Fund's current fundamental investment policy indicating the extent to which the Fund may invest in real estate limited partnerships, and prohibiting investments in oil, gas and minerals leases, set forth in Exhibit A to this Proxy Statement, would be eliminated.

         DISCUSSION OF PROPOSED MODIFICATIONS. There is no requirement under the 1940 Act or any applicable law that an investment company have a fundamental investment restriction with respect to investment in real estate partnerships, or oil, gas and minerals leases. The current policy was derived from state laws that have been preempted by amendments to the federal securities laws. In order to maximize the Fund's investment flexibility, this restriction should be eliminated.

         REQUIRED VOTE. Approval of Proposal 2-F requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-F.
                          ----------------------------

PROPOSAL NO. 2-G:  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                   INVESTING FOR THE PURPOSE OF EXERCISING CONTROL.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

         If shareholders approve Proposal 2-G, each Fund's current fundamental investment restriction on investing for the purpose of exercising control or management, set forth in Exhibit A to this Proxy Statement, would be eliminated.

         DISCUSSION OF PROPOSED MODIFICATIONS. There is no requirement under the 1940 Act or any applicable law that the Funds have an affirmative restriction on this subject if they do not intend to make investments for the purpose of exercising control. Moreover, there is no requirement that any restriction that they do have regarding control be categorized as fundamental. The current restriction was derived from state laws that have been preempted by amendments to the federal securities laws. In order to maximize the Fund's investment flexibility, this restriction should be eliminated.

         REQUIRED VOTE. Approval of Proposal 2-G requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-G.
                          ----------------------------

PROPOSAL NO. 2-H: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION
                  ON COMMODITIES.

         FUNDS TO WHICH THIS PROPOSAL APPLIES:  ALL FUNDS

         If shareholders of each Fund approve Proposal 2-H, the Fund's current fundamental investment restriction on investing in commodities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         "The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.""

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. All of the Funds currently generally prohibit the purchase or sale of commodities or commodity futures contracts. The Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, however, permit the use of stock and bond index futures contracts and foreign currency futures contracts (and in the case of the Worldwide Hard Assets Fund, commodity futures contracts on gold or other natural resources or on an index thereon) for hedging purposes. In addition, the Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund restrict initial margin on futures contracts to 5% of each Fund's total assets. Further, Worldwide Hard Assets Fund reserves the right to invest in gold, silver and other hard metals.

         The proposed modifications would (i) make each of the Fund's investment restrictions uniform, (ii) significantly expand each Fund's ability to use financial futures contracts and (iii) eliminate the Worldwide Bond Fund's, Worldwide Emerging Markets Fund's, Worldwide Hard Assets Fund's and Worldwide Real Estate Fund's limitations on initial margin and their respective abilities to invest in gold, silver and other hard metals.

         As noted in the Introduction to Proposal 2 in this Proxy Statement, the Adviser has agreed that it will not exercise any of the expanded authority permitted under this or any other revised restriction without seeking specific Board approval, and, in the case of any material change, giving shareholders sixty days' advance notice.

         REQUIRED VOTE. Approval of Proposal 2-H with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-H.
                          ----------------------------

PROPOSAL NO. 2-I: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION
                  ON CONCENTRATION.

         FUNDS TO WHICH THIS PROPOSAL APPLIES:  ALL FUNDS

         If shareholders of each Fund approve Proposal 2-I, the Fund's current fundamental investment restriction on concentration set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

         For the Worldwide Absolute Return Fund, Worldwide Emerging Markets Fund and Worldwide Bond Fund:

         "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

         FOR THE WORLDWIDE REAL ESTATE FUND:

         "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

         FOR THE WORLDWIDE HARD ASSETS FUND:

         "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% or more of its total assets in "hard asset" industries as defined in the Prospectus. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. Each Fund's current restrictions on concentration generally prohibits each Fund from investing more than 25% of its total assets in the securities of issuers having its principal business activities in the same industry. The restrictions of Worldwide Bond Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, however, exclude securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities from the calculation. The proposed modifications would clarify exactly what each Funds' concentration policy is, rather than making a general reference to what is otherwise stated in the Funds' investment objectives.

         REQUIRED VOTE. Approval of Proposal 2-I with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-I.
                          ----------------------------

                                  PROPOSAL 2-J

         PROPOSAL 2-J, DISCUSSED BELOW, PROPOSES TO ELIMINATE AN EXISTING INVESTMENT RESTRICTION. THIS RESTRICTION IS NOT REQUIRED UNDER APPLICABLE LAW. AS NOTED IN THE INTRODUCTION TO PROPOSAL 2 IN THIS PROXY STATEMENT, THE ADVISER HAS AGREED THAT IT WILL NOT EXERCISE ANY EXPANDED AUTHORITY PERMITTED AS A RESULT OF THE CHANGES CONTEMPLATED IN THIS PROXY STATEMENT WITHOUT SEEKING BOARD APPROVAL, AND, IN THE CASE OF ANY MATERIAL CHANGE, GIVING SHAREHOLDERS SIXTY DAYS ADVANCED NOTICE.

PROPOSAL NO. 2-J: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                  DIVERSIFICATION.

         FUNDS TO WHICH THIS PROPOSAL APPLIES: WORLDWIDE EMERGING MARKETS FUND AND WORLDWIDE HARD ASSETS FUND

         If shareholders approve Proposal 2-J, each Fund's current fundamental investment restriction on diversification, set forth in Exhibit A to this Proxy Statement, would be eliminated.

         DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to state whether it is diversified or non-diversified, but does not require an investment restriction to reflect this selection. The Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund have elected to be classified as diversified funds. This means that each Fund's assets are subject to stricter limits on the amount of assets that can be invested in any one issuer. Because the Funds are currently registered as diversified, an investment restriction to this end is unnecessary. The proposed change is intended to provide the Funds flexibility to adjust their policies in the event that the 1940 Act requirements change in the future, eliminate any inconsistencies between the diversification standards under the 1940 Act and the investment restrictions of the Fund and standardize the language among the diversified and non-diversified funds in the Van Eck fund complex.

         REQUIRED VOTE. Approval of Proposal 2-J with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                          ----------------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2-J.
                          ----------------------------

       INFORMATION ON THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Van Eck Worldwide Insurance Trust's financial statements for the fiscal year ended December 31, 2004 [are being] audited by Ernst & Young LLP ("E&Y"), 5 Times Square, New York, New York 10036. E&Y has informed Van Eck Worldwide Insurance Trust that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors' independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of Van Eck Worldwide Insurance Trust's auditors. The Board has appointed E&Y as the independent accountants for Van Eck Worldwide Insurance Trust for the fiscal year ending December 31, 2005.

         Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

         For the fiscal years ended December 31, 2004 and December 31, 2005, the aggregate fees billed by E&Y for professional services rendered for the audit of Van Eck Worldwide Insurance Trust's annual financial statements, the review of the financial statements included in the Funds' annual reports to shareholders, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, were $140,460 and $[XX] respectively. E&Y did not bill any fees for the fiscal years ended December 31, 2004 and December 31, 2005, for audit services provided to the Adviser.

AUDIT-RELATED FEES

         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Van Eck Worldwide Insurance Trust's financial statements and are not reported above in Audit Fees was $$2,500 and $XX for 2004 and 2005, respectively. The nature of the services provided was quarterly fair valuation procedures and a semi-annual review.

         The Audit Committee approved 100% of audit and non-audit services provided by the accountant for both 2004 and 2005 .

TAX FEES

         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $17,000 and $XX for 2004 and 2005, respectively. The nature of the services provided was the preparation of U.S. tax returns.

         The Audit Committee approved 100% of the audit and non-audit services provided by the accountant for both 2004 and 2005.

ALL OTHER FEES

         The principal accountant did not bill any fees for products or services other than those reported in Audit Fees, Audit-Related Fees and Tax Fees for 2004 and 2005.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has delegated to the chairperson of the Committee authority to pre-approve the engagement of an accountant to provide audit and non-audit services to the Trust, subject to ratification of such pre-approval by the Audit Committee at the committee's next meeting.

         No hours were attributable to persons other than the principal accountant's full-time permanent employees for the work performed by the principal accountant to audit the Van Eck Worldwide Insurance Trust's financial statement for the 2005 fiscal year.

         For fiscal years 2004 and 2005, Van Eck Worldwide Insurances Trust's accountant did not bill any non-audit fees for services rendered to the Van Eck Worldwide Insurance Trust and rendered to the Van Eck Worldwide Insurance Trust's investment adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Van Eck Worldwide Insurance Trust for each of the last two fiscal years of the Van Eck Worldwide Insurance Trust.

         The Audit Committee of the Board of Trustees considered whether the provision of non-audit services rendered to the Van Eck Worldwide Insurance Trust's investment adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Van Eck Worldwide Insurance Trust that were not pre-approved by the

Audit Committee since the engagement did not relate directly to the operations and financial reporting of the Van Eck Worldwide Insurance Trust is compatible with maintaining the principal accountant's independence.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         E&Y did not bill any fees for professional services rendered to Van Eck Worldwide Insurance Trust for information technology services relating to financial information systems design and implementation for Van Eck Worldwide Insurance Trust's fiscal year ended December 31, 2005. Similarly, E&Y did not bill any fees for professional services rendered to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser for information technology services relating to financial information systems design and implementation for the year ended December 31, 2005.

ALL OTHER FEES

         E&Y did not bill any fees for the fiscal year ended December 31, 2005, for other services provided to Van Eck Worldwide Insurance Trust. E&Y did not bill any fees for the fiscal year ended December 31, 2005, for other services provided to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser.

                               REGULATORY MATTERS

         In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

         In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

         The Board determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.


                                  OTHER MATTERS

         No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of Van Eck Worldwide Insurance Trust.

                             SOLICITATION OF PROXIES

         The solicitation of proxies, the cost of which will be borne by the Funds and the Adviser, will be made primarily by mail but may also be made by telephone by Management Information Services Corporation ("MIS"), professional proxy solicitors, who will be paid fees and expenses of approximately [$______] for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds and the Adviser, as appropriate. If votes are recorded by telephone, MIS will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               THE FUNDS' ADVISER, DISTRIBUTOR, AND ADMINISTRATOR

         Van Eck Associates Corporation is located at 99 Park Avenue, New York, New York 10016. The Adviser serves as manager and investment adviser to Van Eck Worldwide Insurance Trust pursuant to an Investment Advisory Agreement.

         Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, serves as each Fund's distributor pursuant to underwriting agreements with each Fund and is compensated for its distribution and shareholder services pursuant to each Fund's Rule 12b-1 plan. Van Eck Securities Corporation is a wholly-owned subsidiary of Adviser.

         The Adviser serves as administrator to the Funds pursuant to a management and administration agreement.


                              SHAREHOLDER PROPOSALS

         As a general matter, Van Eck Worldwide Insurance Trust does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Van Eck Worldwide Insurance Trust's shareholders should send such proposals to Van Eck Worldwide Insurance Trust at 99 Park Avenue, New York, New York 10016. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


                                     By order of the Board of Trustees,



                                     /s/ Joseph J. McBrien
                                     Joseph J. McBrien
                                     Senior Vice President and Secretary
                                     Van Eck Worldwide Insurance Trust

Dated:  December 9, 2005
New York, New York

                                                                       EXHIBIT A

      VAN ECK WORLDWIDE INSURANCE TRUST FUNDAMENTAL INVESTMENT RESTRICTIONS

                               WORLDWIDE BOND FUND

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-A         BORROWING. The Fund may not borrow money, except            BORROWING. The Fund may not borrow money, except
                  that the Fund may borrow up to 30% of the value of          as permitted under the 1940 Act, as amended and as
                  its net assets to increase its holdings of                  interpreted or modified by regulation from time to
                  portfolio securities.                                       time.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  UNDERWRITING. The Fund may not underwrite any               UNDERWRITING. The Fund may not engage in the
                  issue of securities (except to the extent that the          business of underwriting securities issued by
      2-B         Fund may be deemed to be an underwriter within the          others, except to the extent that the Fund may be
                  meaning of the Securities Act of 1933, as amended,          considered an underwriter within the meaning of
                  in the disposition of restricted securities).               the Securities Act of 1933 in the disposition of
                                                                              restricted securities or in connection with its
                                                                              investments in other investment companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  LENDING. The Fund may not make loans, except by             LENDING. The Fund may not make loans, except that
                  (i) purchase of marketable bonds, debentures,               the Fund may (i)lend portfolio securities, (ii)
                  commercial paper and similar marketable evidences           enter into repurchase agreements, (iii) purchase
                  of indebtedness (such as structured notes, indexed          all or a portion of an issue of debt securities,
      2-C         securities and swaps), and (ii) repurchase                  bank loan participation interests, bank
                  agreements. The Fund may lend to broker-dealers             certificates of deposit, bankers'acceptances,
                  portfolio securities with an aggregate market               debentures or other securities, whether or not the
                  value up to one-third of its total assets.                  purchase is made upon the original issuance of the
                                                                              securities, and(iv) participate in an interfund
                                                                              lending program with other registered investment
                                                                              companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  SENIOR SECURITIES. The Fund may not issue senior            SENIOR SECURITIES. The Fund may not issue senior
                  securities except insofar as the Fund may be                securities, except as permitted under the 1940
      2-D         deemed to have issued a senior security by reason           Act, as amended and as interpreted or modified by
                  of (i) borrowing money in accordance with                   regulation from time to time.
                  restrictions described above; (ii) entering into
                  forward foreign currency contracts; and (iii)
                  financial futures contracts purchased on margin.
----------------- ----------------------------------------------------------  ------------------------------------------------------


                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE. The Fund may not purchase or sell              REAL ESTATE. The Fund may not purchase or sell
                  real estate, although the Fund may purchase                 real estate, except that the Fund may invest in
       2-E        securities of companies which deal in real (i)              real estate or interests therein, (ii) invest in
                  invest in securities of issuers that estate,                mortgage-related securities and other securities
                  including securities of real estate investment              that are secured by real estate or interests
                  trusts, and may purchase securities which are               therein, and (iii) hold and sell real estate
                  secured by interests in real estate.                        acquired by the Fund as a result of the ownership
                                                                              of securities.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND              [Eliminated]
      2-F         MINERALS LEASES. The Fund may not invest in real
                  estate limited partnerships or in oil, gas or
                  other mineral leases.
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-G         EXERCISING CONTROL. The Fund may not make                   [Eliminated]
                  investments for the purpose of exercising control
                  or management.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  COMMODITIES. The Fund may not purchase or sell              COMMODITIES. The Fund may not purchase or sell
                  commodities or commodity futures contracts (for             commodities, unless acquired as a result of owning
                  the purpose of this restriction, instruments, but           securities or other enter into financial options
                  it may purchase, sell or forward foreign exchange           and futures, forward and spot currency contracts,
                  contracts are not deemed to be a commodity or               swap transactions and other f inancial contracts
      2-H         commodity contract) except that the Fund may, for           or derivative instruments and may invest in
                  hedging purposes only, buy and sell financial               securities or other instruments backed by
                  futures contracts which may include stock and bond          commodities.
                  index futures contracts and foreign currency
                  futures contracts. The Fund may not commit more
                  than 5% of its total assets to initial margin
                  deposits on futures contracts not used for hedging
                  purposes.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  CONCENTRATION. The Fund may not invest more than            CONCENTRATION. The Fund may not purchase any
                  25 percent of the value of the Fund's total assets          security if, as a result of that purchase, 25% or
                  in the securities of issuers having their                   more of its total assets would be invested in
      2-I         principal business activities in the same                   securities of issuers having their principal
                  industry, provided that this limitation does not            business activities in the same industry. This
                  apply to obligations issued or guaranteed by the            limit does not apply to securities issued or
                  United States Government, its agencies or                   guaranteed by the U.S. government, its agencies or
                  instrumentalities.                                          instrumentalities.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

      VAN ECK WORLDWIDE INSURANCE TRUST FUNDAMENTAL INVESTMENT RESTRICTIONS

                         WORLDWIDE EMERGING MARKETS FUND

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-A         BORROWING. The Fund may not borrow money, except            BORROWING. The Fund may not borrow money, except
                  that the Fund may borrow up to 30% of the value of          as permitted under the 1940 Act, as amended and as
                  its net assets to increase its holdings of                  interpreted or modified by regulation from time to
                  portfolio securities.                                       time.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  UNDERWRITING. The Fund may not underwrite any               UNDERWRITING. The Fund may not engage in the
                  issue of securities (except to the extent that the          business of underwriting securities issued by
      2-B         Fund may be deemed to be an underwriter within the          others, except to the extent that the Fund may be
                  meaning of the Securities Act of 1933, as amended,          considered an underwriter within the meaning of
                  in the disposition of restricted securities).               the Securities Act of 1933 in the disposition of
                                                                              restricted securities or in connection with its
                                                                              investments in other investment companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  LENDING. The Fund may not make loans, except by             LENDING. The Fund may not make loans, except that
                  (i) purchase of marketable bonds, debentures,               the Fund may (i) lend portfolio securities, (ii)
                  commercial paper and similar marketable evidences           enter into repurchase agreements, (iii) purchase
                  of indebtedness (such as structured notes, indexed          all or a portion of an issue of debt securities,
      2-C         securities and swaps), and (ii) repurchase                  bank loan participation interests, bank
                  agreements. The Fund may lend to broker-dealers             certificates of deposit, bankers' acceptances,
                  portfolio securities with an aggregate market               debentures or other securities, whether or not the
                  value up to one-third of its total assets.                  purchase is made upon the original issuance of the
                                                                              securities, and (iv) participate in an interfund
                                                                              lending program with other registered investment
                                                                              companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  SENIOR SECURITIES. The Fund may not issue senior            SENIOR SECURITIES. The Fund may not issue senior
                  securities except insofar as the Fund may be                securities, except as permitted under the 1940
                  deemed to have issued a senior security by reason           Act, as amended and as interpreted or modified by
      2-D         of (i) borrowing money in accordance with                   regulation from time to time.
                  restrictions described above; (ii) entering into
                  forward foreign currency contracts; (iii)
                  financial futures contracts purchased on margin;
                  and (iv) foreign currency swaps.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE. The Fund may not purchase or sell              REAL ESTATE. The Fund may not purchase or sell
                  real estate, although the Fund may purchase                 real estate, except that the Fund may (i) invest
                  securities of companies which deal in real estate,          in securities of issuers that invest in real
      2-E         including securities of real estate investment              estate or interests therein, (ii) invest in
                  trusts, and may purchase securities which are               mortgage-related securities and other securities
                  secured by interests in real estate.                        that are secured by real estate or interests
                                                                              therein, and (iii) hold and sell real estate
                                                                              acquired by the Fund as a result of the ownership
                                                                              of securities.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND              [Eliminated]
      2-F         MINERALS LEASES. The Fund may not invest in real
                  estate limited partnerships or in oil, gas or
                  other mineral leases.
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-G         EXERCISING CONTROL. The Fund may not make                    [Eliminated]
                  investments for the purpose of exercising control
                  or management.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  COMMODITIES. The Fund may not purchase or sell              COMMODITIES. The Fund may not purchase or sell
                  commodities or commodity futures contracts (for             commodities, unless acquired as a result of owning
                  the purpose of this restriction, forward foreign            securities or other instruments, but it may
                  exchange contracts are not deemed to be a                   purchase, sell or enter into financial options and
                  commodity or commodity contract) except that the            futures, forward and spot currency contracts, swap
      2-H         Fund may, for hedging and other purposes, buy and           transactions and other financial contracts or
                  sell financial futures contracts which may include          derivative instruments and may invest in
                  stock and bond index futures contracts and foreign          securities or other instruments backed by
                  currency futures contracts. The Fund may not                commodities.
                  commit more than 5% of its total assets to initial
                  margin deposits on futures contracts not used for
                  hedging purposes (except that margin deposits for
                  futures positions entered into for bona fide
                  hedging purposes are excluded from the 5%
                  limitation).
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  CONCENTRATION. The Fund may not invest more than            CONCENTRATION. The Fund may not purchase any
                  25 percent of the value of the Fund's total assets          security if, as a result of that purchase, 25% or
                  in the securities of issuers having their                   more of its total assets would be invested in
      2-I         principal business activities in the same                   securities of issuers having their principal
                  industry, except as otherwise stated in any Fund's          business activities in the same industry. This
                  fundamental investment objective, and provided              limit does not apply to securities issued or
                  that this limitation does not apply to obligations          guaranteed by the U.S. government, its agencies or
                  issued or guaranteed by the United States                   instrumentalities.
                  Government, its agencies or instrumentalities.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-J         DIVERSIFICATION. The Fund may not, as to 75% of             [Eliminated]
                  its total assets, purchase securities of any
                  issuer, if immediately thereafter (i) more than 5%
                  of a Fund's total assets (taken at market value)
                  would be invested in the securities of such
                  issuer, or (ii) more than 10% of the outstanding
                  voting securities of such issuer would be held by
                  the Fund (provided that these limitations do not
                  apply to obligations of the United States
                  Government, its agencies or instrumentalities).
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

 VAN ECK WORLDWIDE INSURANCE TRUST FUNDAMENTAL INVESTMENT RESTRICTIONS

            WORLDWIDE HARD ASSETS FUND

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-A         BORROWING. The Fund may not borrow money, except            BORROWING. The Fund may not borrow money, except
                  that the Fund may borrow up to 30% of the value of          as permitted under the 1940 Act, as amended and as
                  its net assets to increase its holdings of                  interpreted or modified by regulation from time to
                  portfolio securities.                                       time.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  UNDERWRITING. The Fund may not underwrite any               UNDERWRITING. The Fund may not engage in the
                  issue of securities (except to the extent that the          business of underwriting securities issued by
      2-B         Fund may be deemed to be an underwriter within the          others, except to the extent that the Fund may be
                  meaning of the Securities Act of 1933, as amended,          considered an underwriter within the meaning of
                  in the disposition of restricted securities).               the Securities Act of 1933 in the disposition of
                                                                              restricted securities or in connection with its
                                                                              investments in other investment companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  LENDING. The Fund may not make loans, except by             LENDING. The Fund may not make loans, except that
                  (i) purchase of marketable bonds, debentures,               the Fund may (i) lend portfolio securities, (ii)
                  commercial paper and similar marketable evidences           enter into repurchase agreements, (iii) purchase
                  of indebtedness (such as structured notes, indexed          all or a portion of an issue of debt securities,
      2-C         securities and swaps), and (ii) repurchase                  bank loan participation interests, bank
                  agreements. The Fund may lend to broker-dealers             certificates of deposit, bankers' acceptances,
                  portfolio securities with an aggregate market               debentures or other securities, whether or not the
                  value up to one-third of its total assets.                  purchase is made upon the original issuance of the
                                                                              securities, and (iv) participate in an interfund
                                                                              lending program with other registered investment
                                                                              companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  SENIOR SECURITIES. The Fund may not issue senior            SENIOR SECURITIES. The Fund may not issue senior
                  securities except insofar as the Fund may be                securities, except as permitted under the 1940
                  deemed to have issued a senior security by reason           Act, as amended and as interpreted or modified by
      2-D         of (i) borrowing money in accordance with                   regulation from time to time.
                  restrictions described above; (ii) entering into
                  forward foreign currency contracts; (iii)
                  financial futures contracts purchased on margin;
                  and (iv) commodity futures contracts purchased on
                  margin.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE. The Fund may not purchase or sell              REAL ESTATE. The Fund may not purchase or sell
                  real estate, although the Fund may purchase                 real estate, except that the Fund may (i) invest
                  securities of companies which deal in real estate,          in securities of issuers that invest in real
      2-E         including securities of real estate investment              estate or interests therein, (ii) invest in
                  trusts, and may purchase securities which are               mortgage-related securities and other securities
                  secured by interests in real estate.                        that are secured by real estate or interests
                                                                              therein, and (iii) hold and sell real estate
                                                                              acquired by the Fund as a result of the ownership
                                                                              of securities.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND              [Eliminated]
      2-F         MINERALS LEASES. The Fund may not invest in real
                  estate limited partnerships or in oil, gas or
                  other mineral leases.
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-G         EXERCISING CONTROL. The Fund may not make                   [Eliminated]
                  investments for the purpose of exercising control
                  or management.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  COMMODITIES. The Fund may not purchase or sell              COMMODITIES. The Fund may not purchase or sell
                  commodities or commodity futures contracts (for             commodities, unless acquired as a result of owning
                  the purpose of this restriction, forward foreign            securities or other instruments, but it may
                  exchange contracts are not deemed to be a                   purchase, sell or enter into financial options and
                  commodity or commodity contract) except that the            futures, forward and spot currency contracts, swap
                  Fund may, for hedging purposes only, buy and sell           transactions and other financial contracts or
                  financial futures contracts which may include               derivative instruments and may invest in
      2-H         stock and bond index futures contracts and foreign          securities or other instruments backed by
                  currency futures contracts. The Fund may, for               commodities.
                  hedging purposes only, buy and sell commodity
                  futures contracts on gold and other natural
                  resources or on an index thereon. The Fund may not
                  commit more than 5% of its total assets to initial
                  margin deposits on futures contracts not used for
                  hedging purposes (except that margin deposits for
                  futures positions entered into for bona fide
                  hedging purposes are excluded from the 5%
                  limitation). In addition, the Fund may invest in
                  gold bullion and coins.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  CONCENTRATION. The Fund may not invest more than            CONCENTRATION. The Fund may not purchase any
                  25 percent of the value of the Fund's total assets          security if, as a result of that purchase, 25% or
                  in the securities of issuers having their                   more of its total assets would be invested in
      2-I         principal business activities in the same                   securities of issuers having their principal
                  industry, except as otherwise stated in the Fund's          business activities in the same industry, except
                  fundamental investment objective, and provided              that the Fund will invest greater than 25% or more
                  that this limitation does not apply to obligations          of its total assets in "hard asset" industries as
                  issued or guaranteed by the United States                   defined in the Prospectus. This limit does not
                  Government, its agencies or instrumentalities.              apply to securities issued or guaranteed by the
                                                                              U.S. government, its agencies or
                                                                              instrumentalities.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  DIVERSIFICATION. The Fund may not, as to 75% of             [Eliminated]
                  its total assets, purchase securities of any
                  issuer, if immediately thereafter (i) more than 5%
                  of the Fund's total assets (taken at market value)
      2-J         would be invested in the securities of such
                  issuer, or (ii) more than 10% of the outstanding
                  securities of any class of such issuer would be
                  held by the Fund (provided that these limitations
                  do not apply to obligations of the United States
                  Government, its agencies or instrumentalities).
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

 VAN ECK WORLDWIDE INSURANCE TRUST FUNDAMENTAL INVESTMENT RESTRICTIONS

            WORLDWIDE REAL ESTATE FUND

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
      2-A         BORROWING. The Fund may not borrow money, except            BORROWING. The Fund may not borrow money, except
                  that the Fund may borrow up to 30% of the value of          as permitted under the 1940 Act, as amended and as
                  its net assets to increase its holdings of                  interpreted or modified by regulation from time to
                  portfolio securities.                                       time.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  UNDERWRITING. The Fund may not underwrite any               UNDERWRITING. The Fund may not engage in the
                  issue of securities (except to the extent that the          business of underwriting securities issued by
      2-B         Fund may be deemed to be an underwriter within the          others, except to the extent that the Fund may be
                  meaning of the Securities Act of 1933, as amended,          considered an underwriter within the meaning of
                  in the disposition of restricted securities).               the Securities Act of 1933 in the disposition of
                                                                              restricted securities or in connection with its
                                                                              investments in other investment companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  LENDING. The Fund may not make loans, except by             LENDING. The Fund may not make loans, except that
                  (i) purchase of marketable bonds, debentures,               the Fund may (i) lend portfolio securities, (ii)
                  commercial paper and similar marketable evidences           enter into repurchase agreements, (iii) purchase
                  of indebtedness (such as structured notes, indexed          all or a portion of an issue of debt securities,
      2-C         securities and swaps), and (ii) repurchase                  bank loan participation interests, bank
                  agreements. The Fund may lend to broker-dealers             certificates of deposit, bankers' acceptances,
                  portfolio securities with an aggregate market               debentures or other securities, whether or not the
                  value up to one-third of its total assets.                  purchase is made upon the original issuance of the
                                                                              securities, and (iv) participate in an interfund
                                                                              lending program with other registered investment
                                                                              companies.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  SENIOR SECURITIES. The Fund may not issue senior            SENIOR SECURITIES. The Fund may not issue senior
                  securities except insofar as the Fund may be                securities, except as permitted under the 1940
                  deemed to have issued a senior security by reason           Act, as amended and as interpreted or modified by
      2-D         of (i) borrowing money in accordance with                   regulation from time to time.
                  restrictions described above; (ii) entering into
                  forward foreign currency contracts; (iii)
                  financial futures contracts purchased on margin;
                  and (iv) foreign currency swaps.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE. The Fund may not purchase or sell              REAL ESTATE. The Fund may not purchase or sell
                  real estate, although the Fund may purchase                 real estate, except that the Fund may (i) invest
      2-E         securities of companies which deal in real estate,          in securities of issuers that invest in real
                  including securities of real estate investment              estate or interests therein, (ii) invest in
                  trusts, and may purchase securities which are               mortgage-related securities and other securities
                  secured by interests in real estate.                        that are secured by real estate or interests
                                                                              therein, and (iii) hold and sell real estate
                                                                              acquired by the Fund as a result of the ownership
                                                                              of securities.

----------------- ----------------------------------------------------------  ------------------------------------------------------
                  REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND              [Eliminated]
      2-F         MINERALS LEASES. The Fund may not invest in oil,
                  gas or other mineral leases.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  EXERCISING CONTROL. The Fund may not make                   [Eliminated]
      2-G         investments for the purpose of exercising control
                  or management.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  COMMODITIES. The Fund may not purchase or sell              COMMODITIES. The Fund may not purchase or sell
                  commodities or commodity futures contracts (for             commodities, unless acquired as a result of owning
                  the purpose of this restriction, forward foreign            securities or other instruments, but it may
                  exchange contracts are not deemed to be a                   purchase, sell or enter into financial options and
                  commodity or commodity contract) except that the            futures, forward and spot currency contracts, swap
                  Fund may, for hedging purposes only, buy and sell           transactions and other financial contracts or
                  financial futures contracts which may include               derivative instruments and may invest in
                  stock and bond index futures contracts and foreign          securities or other instruments backed by
      2-H         currency futures contracts. The Fund may, for               commodities.
                  hedging purposes only, buy and sell commodity
                  futures contracts on gold and other natural
                  resources or on an index thereon. The Fund may not
                  commit more than 5% of its total assets to initial
                  margin deposits on futures contracts not used for
                  hedging purposes (except that margin deposits for
                  futures positions entered into for bona fide
                  hedging purposes are excluded from the 5%
                  limitation).
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  CONCENTRATION. The Fund may not invest more than            CONCENTRATION. The Fund may not purchase any
                  25 percent of the value of the Fund's total assets          security if, as a result of that purchase, 25% or
                  in the securities of issuers having their                   more of its total assets would be invested in
                  principal business activities in the same                   securities of issuers having their principal
      2-I         industry, except as otherwise stated in the Fund's          business activities in the same industry except
                  fundamental investment objective, and provided              that the Fund will invest 25% or more of its total
                  that this limitation does not apply to obligations          assets in equity securities of domestic and
                  issued or guaranteed by the United States                   foreign companies that own significant real estate
                  Government, its agencies or instrumentalities.              assets or that are principally engaged in the real
                                                                              estate industry. This limit does not apply to
                                                                              securities issued or guaranteed by the U.S.
                                                                              government, its agencies or instrumentalities.
----------------- ----------------------------------------------------------  ------------------------------------------------------

                                                                       EXHIBIT A

 VAN ECK WORLDWIDE INSURANCE TRUST FUNDAMENTAL INVESTMENT RESTRICTIONS

          WORLDWIDE ABSOLUTE RETURN FUND

----------------- ----------------------------------------------------------  ------------------------------------------------------
    PROPOSAL      EXISTING FUNDAMENTAL INVESTMENT RESTRICTION                 PROPOSED CHANGE
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  COMMODITIES. The Fund may not purchase or sell              COMMODITIES. The Fund may not purchase or sell
                  commodities or commodity contracts, except the              commodities, unless acquired as a result of owning
                  Fund may purchase and sell derivatives (including           securities or other instruments, but it may
      2-H         but not limited to options, futures contracts and           purchase, sell or enter into financial options and
                  options on futures contracts) whose value is tied           futures, forward and spot currency contracts, swap
                  to the value of a financial index or a financial            transactions and other financial contracts or
                  instrument or other asset (including, but not               derivative instruments and may invest in
                  limited to, securities indexes, interest rates,             securities or other instruments backed by
                  securities, currencies and physical commodities).           commodities.
----------------- ----------------------------------------------------------  ------------------------------------------------------
                  CONCENTRATION. The Fund may not purchase a                  CONCENTRATION. The Fund may not purchase any
                  security if, after giving effect to the purchase,           security if, as a result of that purchase, 25% or
                  more than 25% of its total assets would be                  more of its total assets would be invested in
      2-I         invested in the securities of one or more issuers           securities of issuers having their principal
                  conducting their principal business activities in           business activities in the same industry. This
                  the same industry.                                          limit does not apply to securities issued or
                                                                              guaranteed by the U.S. government, its agencies or
                                                                              instrumentalities.
----------------- ----------------------------------------------------------  ------------------------------------------------------


                                                                       EXHIBIT B

                                  VAN ECK FUNDS
                               VAN ECK FUNDS, INC.
                        VAN ECK WORLDWIDE INSURANCE TRUST
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Fund, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three trustees/directors, each of whom is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors (the "Board"), would interfere with their exercise of independent judgment as a committee member. No member of the Audit Committee shall receive any compensation from the Funds except compensation for service as a member of a Fund's Board or a committee of the Board. As referred to herein, "management" of the Fund shall include employees of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR (in accordance with the criteria below) the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an Audit Committee financial expert. The identification of an Audit Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Audit Committee members in general.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Funds' Trustees/Directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to accounting, reporting practices of the Funds, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees/Directors, the independent auditors, the internal auditors, and the management of the Funds.

PURPOSES OF THE AUDIT COMMITTEE

The purposes of the Audit Committee are:

     o to oversee the accounting and financial reporting processes of each Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

o to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof;

o to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

o to approve prior to appointment the engagement of the Funds' independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent auditors; and

o    to act as a liaison  between the Funds'  independent  auditors and the full
     Board.

The independent auditors for the Funds shall report directly to the Audit Committee.

RESPONSIBILITIES AND POWERS OF THE AUDIT COMMITTEE

In carrying out its purposes, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and in the interest of establishing accounting and reporting practices of the Funds that are in accordance with all requirements.

In carrying out its purposes, the Audit Committee shall have the following responsibilities and powers with respect to each Fund:

o to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

o to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the foregoing services, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approvals on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

o to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

o to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

o to receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Audit Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information;

o to review the arrangements for and scope of the annual audit and any special audits;

o to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

o to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting and to determine whether recommendations for such improvements have been implemented;

o to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements;

o to resolve disagreements between management and the auditors regarding financial reporting;

o to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

o to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter and any other provider of accounting related services to the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

o to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

o to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

o to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers set forth in this charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

The Audit Committee may delegate any portion of its authority to a subcommittee of one or more members.

ROLE OF THE AUDIT COMMITTEE

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1)  the  preparation,  presentation  and  integrity  of  the  Fund's  financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds' service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of a Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS OF THE AUDIT COMMITTEE

o The Audit Committee shall meet at such times as the Committee may determine, no less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

o The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

o The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

o The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent auditors and, as the Committee deems appropriate, shall meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund.

o The Audit Committee shall prepare and retain minutes of its meetings, which shall be submitted to the Board, and appropriate documentation of decisions made outside of meetings by delegated authority.

o The Audit Committee may select one of its members to be the chair and may select a vice chair.

o A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

o The Board shall adopt and approve this charter and may amend it on the Board's own motion. The Audit Committee shall review this charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

                                                                       EXHIBIT C

                                  VAN ECK FUNDS
                               VAN ECK FUNDS, INC.
                        VAN ECK WORLDWIDE INSURANCE TRUST
                          GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Governance Committee. The Governance Committee shall be composed of each trustee/director named to the Governance Committee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors, would interfere with their exercise of independent judgment as a committee member. As referred to herein, "management" of the Fund shall include employees and affiliated persons as defined in the 1940 Act of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

STATEMENT OF POLICY

The   Governance    Committee   shall   provide   assistance   to   the   Funds'
trustees/directors in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not by way of limitation, nomination of trustees/directors, election of trustees/directors, retirement policies of non-interested trustees/directors, addressing and resolving conflicts of interests, and the quality and integrity of the functioning of the Board. In so doing, it is the responsibility of the Governance Committee to maintain free and open communication between the trustees/directors and the management of the Funds. The Governance Committee shall have access to independent counsel, auditors and other advisers, as it deems necessary.

In discharging its responsibilities, the Governance Committee will have broad authority to react promptly and appropriately to changing conditions and to ensure practices of the Funds are in accordance with all legal requirements and are of the highest level of integrity.

RESPONSIBILITIES

The Governance Committee will:

     o Meet at least once per year or more frequently as circumstances require. The committee may ask members of management and others to attend the meeting and provide pertinent information as necessary.

     o Investigate and consider any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts at the Fund's expense for this purpose as it deems appropriate.

     o Submit minutes of all meetings of the Governance Committee, or in the alternative, report to the full Board of Trustees/Directors on matters discussed at each committee meeting.

     o Review periodically the effectiveness and composition of the overall Board, Board Committees, and the Lead Director and other related matters giving consideration to such factors including: frequency of the meetings, nature and quality of the materials provided to the Board by management and others, adequacy of the time scheduled at meetings to adequately focus on agenda matters, input by the Board in setting the agenda, opportunity to meet separately with counsel and outside advisers, active and meaningful participation by members at Board meetings, appropriate and diverse skills and background of Board members, and agreement with management's objectives.

     o Review periodically the compensation of Board and Committee members for reasonableness.

     o Review the investment of trustees/directors in the Funds and review policies, such as a deferred compensation plan, intended to promote investment in the Funds by the trustees/directors.

     o    Review  activities,   including  actual  or  potential   conflicts  of
          interests, of Board members as they relate to any relationship with management to insure ongoing independence of Board members.

     o Adopt and review the adequacy and effectiveness of codes of ethics as it applies to the activities of the Board and management.

     o Review and recommend a retirement policy to the Board which may include the appropriateness of a mandatory retirement age, a grandfather provision for current board members, and consideration of terms and/or term limits for trustees/directors.

     o Perform such other functions as assigned by law, the Funds' charter or bylaws, or the Board of Trustees/Directors.

     o    Review periodically the adequacy of the Governance Committee Charter.

         INDEMNIFICATION

         The Governance Committee and each of its members shall be indemnified and held harmless by the Funds from any loss, cost, liability, damage and/or expense (including reasonable attorneys' and accountants' fees and expenses) ("Loss") arising directly or indirectly from participation or service on the Governance Committee or actions taken (or not taken) by such member or the Governance Committee. Nothing in this paragraph shall relieve the Governance Committee or any member from Loss arising from gross negligence, willful misconduct or actions taken in bad faith. The Funds agree to maintain appropriate Directors/Officers liability insurance.